POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund, Calvert World Values Fund, Inc., Calvert Variable Series, Inc., Calvert New World Fund, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 2, 1998
Date                                        /Signature/

Katherine Stoner                            Barbara J. Krumsiek
Witness                                     Name of Director

                              POWER OF ATTORNEY

         I, the undersigned Trustee/Director of Calvert Social Investment Fund, First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal
Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 2, 1998
Date                                        /Signature/

Susan Walker Bender                         Richard L. Baird, Jr.
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the  undersigned  Trustee/Director  of  Calvert  Variable  Series,
Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal
Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 3, 1998
Date                                        /Signature/

Frank H. Blatz, Jr.                         Charles E. Diehl
Witness                                     Name of Director

                              POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 7, 1997
Date                                        /Signature/

Edwidge Saint-Felix                         Douglas E. Feldman
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 7, 1997
Date                                        /Signature/

Edwidge Saint-Felix                         Peter W. Gavian
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund, Calvert World Values Fund, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 2, 1998
Date                                        /Signature/

M. Charito Kruvant                          John G. Guffey, Jr.
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.

May 7, 1997
Date                                        /Signature/

Edwidge Saint-Felix                         M. Charito Kruvant
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the  undersigned  Trustee/Director  of  Calvert  Variable  Series,
Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal
Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 3, 1998
Date                                        /Signature/

Frank H. Blatz, Jr.                         Arthur James Pugh
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


May 7, 1997
Date                                        /Signature/

Katherine Stoner                            David R. Rochat
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund, Calvert World Values Fund, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 2, 1998
Date                                        /Signature/

Barbara J. Krumsiek                         D. Wayne Silby
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


September 16, 1998
Date                                        /Signature/

John E. Dudley                              Frederick Borts, M.D.
Witness                                     Name of Trustee/Director

                              POWER OF ATTORNEY


         I, the  undersigned  Trustee/Director  of  Calvert  Variable  Series,
Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal
Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 3, 1998
Date                                        /Signature/

Elizabeth G. Murray                         Frank H. Blatz, Jr.
Witness                                     Name of Director

                              POWER OF ATTORNEY


         I, the undersigned officer of Calvert Social Investment Fund, Calvert World Values Fund, Inc., Calvert Variable Series, Inc., Calvert New World Fund, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley Newton, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities
Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


June 2, 1998
Date                                        /Signature/

Edwidge Saint-Felix                         Ronald M. Wolfsheimer
Witness                                     Name of Officer